Corporate Presentation

July 15, 2014

ParkerVision

Safe Harbor Statement

This document shall not constitute an offer to sell or the solicitation of an offer to buy securities of ParkerVision, Inc. (the "Company").

This presentation may contain forward-looking statements that involve risks and uncertainties. All statements, other than statements of fact, included in this presentation, including with limitation, statements regarding potential future plans and objectives of the Company, are forward-looking statements. Words such as "anticipates", "expects", "intends", "plans", "believes", "seeks" and "estimates" and similar expressions are intended to identify such forward-looking statements. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, the following: general economic and business conditions; successful product development activities and deployment; competition; unexpected changes in technologies and technological advances; the outcome of litigation; and the ability to obtain adequate financing in the future. The information contained in this presentation is qualified in its entirety by cautionary statements and risk factors disclosure detailed in certain of the Company's Securities and Exchange Commission filings, including its Annual Report on Form 10-K, filed on March 17, 2014, available at http://www.sec.gov. The Company assumes no obligation to update the information contained in this presentation.

AGENDA

Introduction – Jeffrey Parker, CEO

Patent Litigation Update – Doug Cawley, McKool Smith

IPR Process – Robert Sterne, Sterne, Kessler, Goldstein & Fox

Overview of ParkerVision Innovations – David Sorrells, CTO

Component Product Operations – John Stuckey, Executive VP

Licensing/Product Operations – Kevin Rivette & Mark Gober, 3LP Advisors

Financial Update – Cindy Poehlman, CFO

Wrap Up – Jeffrey Parker, CEO



Doug Cawley
McKool Smith

ParkerVision

- “Generating” Limitation was Satisfied

"Generating" Limitation Was Satisfied

23. An apparatus for down-converting a carrier signal to a lower frequency signal, comprising:

an energy transfer signal generator;

a switch module controlled by said energy transfer signal generator; and

a storage module coupled to said switch module;

wherein said storage module receives non-negligible amounts of energy transferred from a carrier signal at an aliasing rate that is substantially equal to a frequency of the carrier signal plus or minus a frequency of the lower frequency signal, divided by n where n represents a harmonic or sub-harmonic of the carrier signal, wherein a lower frequency signal is generated from the transferred energy.

"Generating" Limitation Was Satisfied

Terms	Construction
"baseband signal"	"any generic information signal desired for transmission and/or reception"
"lower frequency signal"	"a signal with a frequency below the carrier signal frequency"

"Generating" Limitation Was Satisfied

- Infringing Products include a capacitor at transistor outputs and low impedance load (Trial Tr. 10/8 at 86:19-89:6; 10/9 at 256:5-262:21; 10/10 at 11:18-15:22, 25:6-27:19, 54:17-63:11, 240:11-246:9)
- When the transistor is on, "energy flows from the carrier signal at the input of the switch through the switch and charges the capacitor." (Trial Tr. 10/10 at 242:11-20)
- When the transistor is off, "that capacitor then releases this energy and discharges it to the rest of the circuit." (Trial Tr. 10/10 at 242:11-20)
- Energy from the carrier signal is "accumulated by the capacitor. And that energy is then used to generate the baseband signal following the capacitor." (Trial Tr. 10/10 at 246:4-9)

"Generating" Limitation Was Satisfied

Q Can you explain how this circuit works, Dr. Prucnal?

A Yes. There is a local oscillator pulse that, for example, with this switch closes the switch. And when that occurs, energy flows from the carrier signal at the input of the switch through the switch and charges the capacitor.

That's, for example, what we see here with the rising edge of charging the capacitor.

And then when this switch opens, that capacitor then releases this energy and discharges it to the rest of the circuit.

Trial Tr. 10/10 at 242:11-20 (Prucnal, discussing DX367 at 46)

"Generating" Limitation Was Satisfied

Q And, Dr. Prucnal, if we go back to the previous exhibit, which is JX-62, can you explain to the jury, with what you know about how the accused products operate, whether the means for generating the baseband signal from the integrated energy limitation is satisfied by the accused products as those terms have been construed by the Court?

A Yes, it is.

Q Can you explain why?

A Yes. That's because the energy from the baseband signal -- from the carrier signal is transferred through the switch. It's accumulated by the capacitor. And that energy is then used to generate the baseband signal following the capacitor.

Trial Tr. 10/10 at 245:21-246:9 (Prucnal)

Not Shown the Claims

Q Dr. Prucnal, what role do the claims of the patents play in the infringement analysis?
A The claims provide a description of what the patent covers. They are the boundaries of the patent and what has been invented.
Q How many claims were you shown by Mr. Neal during your cross-examination?
A I wasn't shown any.

Trial Tr. 10/10 at 232:25-233:7 (Prucnal)

Not Shown the Constructions

Q And what role do the claim constructions play in an infringement analysis?
A The claim constructions are very essential because the judge defines what certain claim terms mean, and I have to incorporate that into the analysis.
Q And how many claim constructions were you shown in your examination by Mr. Neal?
A None.

Trial Tr. 10/10 at 233:8-15 (Prucnal)

Testimony Qualcomm Points To

Q So at least in Qualcomm's architecture, the double balanced mixture not only is capable of, it does, in fact, create the baseband before it hits the TX filter that you're talking about now, correct?
A Yes.

Trial Tr. 10/10 at 177:15-19 (Prucnal)

Testimony Qualcomm Points To

Q So at least in Qualcomm's architecture, the double balanced mixture not only is capable of, it does, in fact, create the baseband* before it hits the TX filter that you're talking about now, correct?

[not included: "that is generated from the transferred energy"]

A Yes.

Trial Tr. 10/10 at 177:15-19 (Prucnal)

Testimony Qualcomm Points To

Where I have drawn red circles on PX -- on PX-847, page 2000, where I have drawn those two red circles, you testified repeatedly to Mr. Budwin that there you have the baseband, correct?
A That's the baseband, correct.
Q Yes. And that is before the current has reached the capacitor that we're talking about, and we're just talking about on page 1999, correct?
A Yes.

Trial Tr. 10/10 at 133:1-9 (Prucnal)

Testimony Qualcomm Points To

Where I have drawn red circles on PX -- on PX-847, page 2000, where I have drawn those two red circles, you testified repeatedly to Mr. Budwin that there you have the baseband,* correct?

[not included: "that is generated from the transferred energy"]

A That's the baseband,* correct.

[not included: "that is generated from the transferred energy"]

Q Yes. And that is before the current has reached the capacitor that we're talking about, and we're just talking about on page 1999, correct?

A Yes.

Trial Tr. 10/10 at 133:1-9 (Prucnal)

Testimony Qualcomm Ignores

Q And then if we go back for a minute to page 199 of the same exhibit, which we were looking at just a second ago, the mixer has generated the baseband signal before reaching what you designated or indicated as the capacitor that has the arrow going into it, correct?
A That's not exactly correct.
Q Well, let me ask it this way. At this point, that is coming out of the mixer and before hitting a capacitor, the output of the mixer includes the baseband signal that we've been talking about, correct?
A Yes. This is the signal path of the baseband signal, that's correct.

Trial Tr. 10/10 at 132:1-12 (Prucnal; immediately <u>before</u> testimony on slides 15-16)

Testimony Qualcomm Ignores

Q Fair enough. But in the Qualcomm circuit, a lower frequency baseband signal has been created. And can you point to the places where the baseband signal is?
Basically, I just want you to show what corresponds to what you were pointing to on PX-847.
A Sure. So the baseband path is shown here on the top, I believe this is baseband P. And the actual baseband signal on the baseband path is created after the capacitor resistor.

Trial Tr. 10/10 at 137:13-21 (Prucnal; just after testimony on slides 15-16)

Testimony Qualcomm Ignores

Q And if you show the equivalent spot to the jury that you just showed on the Plaintiff's Exhibit, can you point where that is for the jury?
A This is the baseband output of this transistor.
Q So it's once there. And then let's identify the other places where the baseband output is.
A The baseband output is also here, on this mixer on the top.
Q Okay. At those locations, the double balance has eliminated the RF signal, correct?
A No, not at that point. This baseband output just indicates where this goes into the next circuit.

Trial Tr. 10/10 at 137:9-20 (Prucnal)
(Qualcomm cited lines 9-12, ignoring the immediately following lines 13-20)

Any Inconsistencies Do Not Mandate JMOL

Now, in saying that you must consider all of the evidence, I do not mean that you must accept all of the evidence as true or accurate. You should decide whether you believe what each witness had to say and how important that testimony was. In making that decision, you may believe or disbelieve any witness, in whole or in part.

Trial Tr. 10/15 at 149:9-14 (Phase I jury instructions)

Any Inconsistencies Do Not Mandate JMOL

- "Even if [an expert's] direct and cross-examination are not entirely consistent, the jury had the ultimate discretion to evaluate his credibility and weigh his presentation."
  - *Presidio Components, Inc. v. Am. Tech. Ceramics Corp.*, 702 F.3d 1351, 1359 (Fed. Cir. 2012).



Robert Sterne

Sterne Kessler Goldstein & Fox

ParkerVision

ParkerVision IPR Actions

- Robert Greene Sterne is the lead attorney in ParkerVision IPR actions.
- The IPR team is joined by attorneys from Finnegan (ParkerVision's appellate firm) and Rick Nydegger with Workman Nydegger (one of ParkerVision's patent prosecution firms).

Robert Sterne – IPR Expertise

- Editor-in-Chief of the legal treatise Patent Office Litigation
  - a two-volume work (1,000+ pages, 23 chapters, Thomson Reuters West)
  - was the first, and many consider now the definitive, treatise on the new IPRs and their interface with the district courts and the Federal Circuit.
- Since the new IPRs became operational on September 16, 2012, has delivered more national level speeches on IPRs to IP professionals than any other speaker, and is recognized in peer reviews as one of the premier IPR experts.
- Frequently interviewed on IPRs by national news organizations and has many videos on IPR topics on YouTube, West LegalEDCenter, and other sites.

SKGF – IPR Expertise

- Sterne Kessler Goldstein & Fox PLLC is one of the premier specialists in handling Inter Partes Reviews (IPRs) in the United States.
- Currently handling more IPRs and CBMs (132+) than any firm in the USA other than Fish & Richardson (the largest patent firm in the USA).
  - Finnegan, co-counsel, is third largest firm in handling IPRs
- Is the 7th largest patent law firm in the USA and is highly rated in peer reviews.

IPR Topics

- IPRs over the past 2 years have become a standard litigation tactic for infringers.
- IPRs cannot be filed by the infringer more than one year after the infringer has been served with the infringement suit.
- In the first wave of IPRs, the Patent Office instituted trial on a significant percentage of challenged claims, but that percentage has started to decline.
- In the first wave of IPRs, the Patent Office found a significant percentage of the claims instituted for trial to be unpatentable, but that percentage is also declining.
- A substantial number of IPRs are settled, according to Patent Office records.
- IPRs are very patent claim specific in result.

Sample Cases

- Sterne successfully represented a major US university patent owner in the very first IPR where:
  - None of the challenged claims were instituted for trial; and
  - The IPR was dismissed.

- Sterne successfully represented a patent owner in 4 IPRs where:
  - Some of the challenged claims did not get instituted for trial; and
  - Of the instituted claims, all were found patentable in the Patent Trial and Appeal Board final written decision.

IPR Process at PTAB


Petition Filed
PO Preliminary Response
Decision on Petition
PO Response & Motion to Amend Claims
Petitioner Reply to PO Response & Opposition to Amendment
PO Reply to Opposition to Amendment
Oral Hearing
Final Written Decision
3 months
No more than 3 months
3 months
3 months
1 month
Hearing Set on Request
PO Discovery Period
Petitioner Discovery Period
PO Discovery Period
Period for Observations & Motions to Exclude Evidence
No more than 12 months

Source: PTAB Trial Practice Guide

Note: Final written decision may be appealed to the Federal Circuit – appeal process can add approximately 12-24 months. Thus entire IPR process can take 2 ½ to 3 ½ years.

David Sorrells
Chief Technology Officer

ParkerVision

ParkerVision Research History

Research with a Purpose

- From the Beginning, We Solve Problems

ParkerVision's Research Paradigms

(*Paradigm: A basic set of beliefs that guide action*)

- Utility
- Performance
- Cost
- Size
- Future Use

ParkerVision Research History

- **ParkerVision is Continuing Its Research Today**
  - 7 patents issued so far this year
  - Many inventions in the "queue"
- **ParkerVision continues to identify, develop, and protect advanced wireless technologies**
  - These advanced technologies will move from "advanced" to "required" over the next few years

ParkerVision's Research to Patent Connection

- Identify and solve problems consistent with our Research Paradigms
- Experienced engineering team (~35 RF engineers) with decades of RF and wireless system design work
- We design, build, and test our inventions…
- … and invest in the highest quality patent prosecution

Good Research leads to Good Patents and Products

ParkerVision Patent Families

Frequency Down-Conversion

Advantages:

- low power consumption
- small size
- high performance/linearity (allows many devices to operate simultaneously in the face of noise and interference)
- low voltage/low power operation
- enables high level of integration (multiple receivers, baseband/DSP and receivers on same die)

Applies to:

- Current Generation Wireless
- Next Generation Wireless

ParkerVision Patent Families

Frequency Up-Conversion

Advantages:

- low power consumption
- small size
- high performance/dynamic range (excellent signal quality and power output control range)
- low voltage/low power operation
- enables high level of integration (multiple receivers, baseband/DSP and transmitters on same die)

Applies to:

- Current Generation Wireless
- Next Generation Wireless

ParkerVision Patent Families

Non-Linear Power Modulation (d2p)

Advantages:

- low power consumption (saves between 33% to 50% compared to current solutions)
- software configurable (supports multi-waveforms/standards)
- high performance/dynamic range (excellent power output control range)
- low voltage/low power operation
- enables high level of integration (multiple receivers, baseband/DSP and receivers on same die)

Applies to:

- Current Generation Wireless
- Next Generation Wireless

ParkerVision Patent Families

Antenna Control

Advantages:

- Enables longer distances
- Increases wireless reliability
- Increases the number of devices that can operate simultaneously
- Increases data rates
- Decreases power consumption

Applies to:

- Current Generation Wireless
- Next Generation Wireless

ParkerVision Patent Families

Protocol Conversion

Advantages:

- Enables devices to share/pass/coordinate data
- Wireless Object exchange

Applies to:

- Current Generation Wireless
- Next Generation Wireless

ParkerVision Patent Families

Transceiver Control

Advantages:

- Configurable for different performance/environments
- Configurable for different interfaces
- Configurable for different semi-conductor processes
- Ultra-low power consumption

Applies to:

- Current Generation Wireless
- Next Generation Wireless

Next Generation Wireless Overview

- Number of Wireless Devices is Increasing Exponentially
- Increasing Reliability Requirements
- Decreasing Power Consumption Requirements
- Decreasing Size Requirements
- Faster Time to Market Requirements
- Increasing Interoperability Requirements

Next Generation Wireless

The Next (Tidal) Wave of Wireless Devices is…

The Internet of Things (IoT)

– With the Internet of Things (IoT), everyday physical objects will be connected to the Internet and be able to identify and communicate with other devices.
– "The IoT is significant because an object that can represent itself digitally becomes something greater than the object by itself. No longer does the object relate just to you, but is now connected to surrounding objects and database data. When many objects act in unison, they are known as having "ambient intelligence." - http://www.techopedia.com/definition/28247/internet-of-things-iot

Next Generation Wireless

Going Forward, The IoT Requires:

- High performance, scalable, configurable, and flexible wireless technologies, architectures, circuitry, and products
- Higher Wireless Reliability
- Lower Cost
- Smaller Size
- Increased Interoperability (Protocol Conversion)

Critical Technologies Required to Enable the IoT

- Frequency Down-conversion
- Frequency Up-conversion
- Non-Linear Power Modulation (d2p)
- Antenna Control
- Protocol Conversion
- Transceiver Control

Does this list look familiar?

ParkerVision's Technical Vision

Wireless Performance Vision: **"As Good As A Wire"**

- Innovate/Design/Implement/Patent technologies, architectures, circuitry, and products that can operate in the most demanding and crowded environments

Wireless Device/Circuitry Vision: **"No Tradeoffs Required"**

- ParkerVision's technologies are unique because they reduce or eliminate traditional wireless design tradeoffs
  - Offers lower power consumption without sacrificing performance
  - Enables smaller size and lower cost devices that are designed to work in both today's and tomorrow's advanced semi-conductor processes

Product Vision: **"Exactly What you Need, When you Need It"**

- ParkerVision's family of technologies allows wireless device designers to "tailor" their exact product needs quickly and easily

ParkerVision's Technical Vision

Customers can capitalize all of the advantages of ParkerVision's Technologies in four ways:

- Products and Product Offerings
- Utilize ParkerVision IP on semi-conductor foundries (Mosaic)
- Technology Transfer / Licensing
- All of the Above

ParkerVision & 3LP currently in discussions with customers

John Stuckey
Executive Vice President
Corporate Strategy & Business Development

ParkerVision

Overview – Component Product Operations

- Strategic fit of the component business with ParkerVision
- Selection and composition of target markets
- Assessment of the competition within target markets
- Review of the current product offering
- Review of the current sales channel
- Growth plan
- Review of the product roadmap
- Summary

Strategic Fit

- Historically sought entry into high-volume consumer markets (Cellular, Wi-Fi)
- Those markets now addressed by our IP Licensing and IP Protection initiatives
- Component business complements innovation creation as well as IP Licensing and Defense
- Targeting markets that are not actively being addressed by our licensing initiatives
- In areas of need that we can address most quickly without long product development cycles



TECHNOLOGY DEVELOPMENT
PATENT CREATION
PRODUCT DEVELOPMENT
IP LICENSING
IP DEFENSE
COMPONENT SALES

Targeted Markets

- Wireless Infrastructure
  - Largest of the target markets
  - Dominated by 4 key system providers (Ericsson 36%, Huawei 24%, Nokia 17%, Alcatel 14%)
- RFID Readers
- RF Test & Measurement Equipment
- ISM Communications (Industrial, Scientific, & Medical)
- Other various non-cellular communications













Product Portfolio

Demodulators

Part #	Min RF Frequency (MHz)	Max RF Frequency (MHz)	Gain dB	Noise Figure (dB)	Supply Current (mA)	Voltage Supply (V)	Power Consumption (mW)	IIP2 (dBm)	IIP3 (dBm)	P1dB (dBm)	Phase Accuracy (° typ)	Amplitude Balance (dB)
PVD4840R02	700	1200	-4.0	5.5	7 4	2.5 1.8	25	60	15	5	1.0	0.05
PVD4841R	1700	2000	-5.0	6.0	28 14	2.5 1.8	95	65	12	4	1.0	0.10
PVD5870R	400	3000	-3.0	4.5-9.5	23 33	3.0 1.8	128	70	30	16-21	1.0	0.05

Modulators

Part #	Min RF Frequency (MHz)	Max RF Frequency (MHz)	Noise Floor (dBm/Hz)	Supply Current (mA)	Voltage Supply (V)	Power Consumption (mW)	Sideband Suppress (dBc)	Carrier Suppress (dBc)	Output IP3 (dBm)	P1dB (dBm)
PVT2526T	800 1700	920 2000	-145 -142	41 47	2.5 2.5	102.5 117.5	-45 -46	-48 -45		
PV5870	*400*	*3000*	*-148*	23 33	3.0 1.8	128	40		21	7.5

Low Noise Amplifiers

Part #	Min RF Frequency (MHz)	Max RF Frequency (MHz)	Noise Figure (dB)	Supply Current (mA)	Voltage Supply (V)	Power Consumption (mW)	Gain (dB)	IIP3 (dBm)	Gain (Bypass) (dB)	IIP3 (Bypass) (dBm)
PVL2520R	800 1700	920 2000	1.4 1.8	9.0 9.0	2.5 2.5	22.5 22.5	14.0 12.0	8 14	-4.5 -4.5	25 26

DCPS (DC-DC Converter)

Part #	Input Voltage (V)	Output Voltage (V)	Max Load Current (A)	Switching Frequency (MHz)	Settling Time µs	Efficiency
PV2510P-1A	3.0 - 4.3	0.6 - 4.0	1.0	2	< 50	Up to 97%

Product Benchmarking

Demodulators												
Part #	Min RF Frequency (MHz)	Max RF Frequency (MHz)	Gain dB	Noise Figure (dB)	Supply Current (mA)	Voltage Supply (V)	Power Consumption (mW)	IIP2 (dBm)	IIP3 (dBm)	P1dB (dBm)	Phase Accuracy (° typ)	Amplitude Balance (dB)
PVD4840R02	700	1200	-4.0	5.5	7 4	2.5 1.8	25	60	15	5	1.0	0.05
PVD4841R	1700	2000	-5.0	6.0	28 14	2.5 1.8	95	65	12	4	1.0	0.10
PVD5870R	400	3000	-3.0	4.5-9.5	23 33	3.0 1.8	128	70	30	16-21	1.0	0.05
Competitor I Part 1	*400*	*6000*	*6.9*	*10.9*	*145*	*5.0*	*725*	*65*	*30*	*12*	*0.2*	*0.07*
Competitor I Part 2	*700*	*2700*	*3.9*	*15.6*	*180*	*5.0*	*900*	*73*	*34*	*15*	*0.2*	*0.05*
Competitor II Part 1	*100*	*4000*	*-3.5*	*15.0*	*200*	*5.0*	*1000*	*60*	*23*	*12*		*0.10*
Competitor III Part 1	*800*	*1500*	*4.3*	*12.8*	*117*	*5.0*	*585*	*52*	*22*	*7*	*1.0*	*0.20*
Competitor III Part 2	*800*	*2700*	*3.0*	*12.8*	*132*	*5.0*	*660*	*54*	*28*		*0.5*	*0.30*
Competitor III Part 3	*30*	*1400*	*5.7*	*10.0*	*200*	*5.0*	*1000*	*65*	*28*		*1.0*	*0.01*
Competitor III Part 4	*700*	*3000*	*2.0*	*13.5*	*200*	*5.0*	*1000*	*70*	*29*	*16*	*0.3*	*0.05*
Competitor IV Part 1	*650*	*1200*	*-9.2*	*9.3*	*271*	*5.0*	*1355*	*76*	*35*		*0.6*	*0.20*
Competitor IV Part 2	*1500*	*3000*	*-9.2*	*9.4*	*292*	*5.0*	*1460*	*58*	*39*			
Competitor V Part 1	*400*	*3000*	*2.0*	*17.0*	*210*	*3.0*	*630*	*60*	*27*		*1.0*	*0.30*
Competitor V Part 2	*400*	*3900*	*-9.0*	*15.5*	*210*	*3.0*	*630*	*60*	*29*		*1.0*	*0.30*

ParkerVision

Sales Channels

Nationwide Rep Coverage: 8 sales rep organizations in place covering the US market with approximately 35 sales engineers now promoting ParkerVision parts

International Rep Coverage: 2 additional rep organizations in Asia to be signed up to cover China, Taiwan and Korea

Global Distribution: Specialized RF distributor in trial now - can be greatly helpful in resolving customer concerns about fulfillment and order logistics - expands coverage to Europe and other markets

Current Rep Territory (red dots)


WA
MT
ND
MN
NB
OR
ID
WY
SD
WI
MI
VT
ME
NY
NH
NE
IA
IL
IN
OH
PA
MA
NV
United States
CO
KS
MO
KY
WV
CT
RI
UT
CA
VA
DE
NJ
OK
AR
TN
NC
AZ
NM
MD
MS
AL
SC
TX
GA
LA
FL
Gulf of California
Gulf of

Planning for Growth

- Expansion of product line - product roadmap will allow opportunities to multiply the sales revenue for each customer project
- Introduction of more integrated products - will enable an increase in the breadth of opportunities in which we can be considered
- Expansion of sales and distribution networks - adding reps and distribution overseas to greatly increase reach
- Marketing expansion - increased presence online and at highly trafficked semiconductor shows



RFID Best-in-Class
RF Linearity &
Power Efficiency
ParkerVision



Demodulator
PVD2510R
3dB Insertion Loss
IIP2 +72dBm @ 882 MHz
46.9mW Power Consumption
Learn More>>
ParkerVision



ParkerVision
WIRELESS

Product Roadmap

Demodulators: Increased frequency range; integration of operational amps and filtering

Modulators: Increased frequency range, enhanced performance

Operational Amplifiers: Multi-purpose, multi-function amplifiers increase sales per opportunity


Demodulators
PVD4840
PVD5870
PVD4841
PVDxxx
PVDxxx
Modulators
PVT2526
PVD5870
PVTxxx
Low Noise Amps (LNA)
PVL2520
Operational Amps (Op Amp)
PVxxxx
Switching Power Supply (DCPS)
PV2510
Today

Product Operations: RF Components



Now
Jul
Aug
Sep
Oct
Nov
Dec
Jan
2015
Feb
Mar
Apr
May
Jun
Aug
Sep
Customer A
IQ Demodulator
Modulator
8,000 - 16,000 units
$28k - $112k
Customer B
IQ Demodulator
Modulator
2,000 - 4,000 units
$7k - $28k
Customer C
IQ Demodulator
Modulator (Future)
100k - 200k units
$350k - $1.4M
Customer D
IQ Demodulator
100k units
$350k - $700k
Customer E
IQ Demodulator
Modulator
10,000 units
$35k - $70k
Customer F
IQ Demodulator
Modulator
2,000 - 4,000 units
$7k - $28k

Product Operations: RF Components



Now
Jul
Aug
Sep
Oct
Nov
Dec
Jan 2015
Feb
Mar
Apr
May
Jun
Aug
Sep
Customer G
Modulator
1,000 units
$3.5k - $7k
Customer H
IQ Demodulator
Modulator
10,000 - 20,000 units
$35k - $140k
Customer I
IQ Demodulator
2,000 units
$7k - $14k
Customer J
IQ Demodulator
2,000 units
$7k - $14k
Customer K
IQ Demodulator
20,000 units
$70k - $140k
Current Potential Opportunities
257k - 379k units
$900k - $2,653k

Summary

- Component business complements innovation creation as well as IP Licensing and Defense
- Target markets are those not currently addressed by the licensing initiative
- Competition is large with extremely high quantities of products to manage - opportunity exists for new entrants with better product to carve position
- Current product offering has excellent performance a fraction of the power consumption
- Sales channel is in place and generating leads and prospects
- Excellent margin business compared to high-volume cellular
- Growth plan includes expansion of product lineup and sales channel - customers desire complementary parts designed to work with our demodulators and modulators
- Product roadmap will enable more revenue per sales and increased applicability

Kevin Rivette
Mark Gober
3LP Advisors

ParkerVision

3LP Topics - Overview

- Substantial underlying value – data-driven approach (examples only)
- Large and growing market opportunity – "Internet of Things" ("IoT") and cellular
- Licensing and product development update

~70 different US patent examiners since the early 2000s have found ParkerVision's inventions to be novel

Patent examiners (scientists, engineers, etc.) at the United States Patent Office who allowed ParkerVision patents after extensive review

Aghdam, Freshteh N	Gary, Erik A.	Mehrpour, Melody	Phu, Sanh D
Appiah, Charles N.	Gelin, Jean	Mehrpour, Naghmeh	Shah, Chirag
Banks-Harold, Marsha D.	Green, Miguel D.	Moore, James K	Sharma, Sujatha
Bayard, Emmanuel	Ha, Dac	Mui, Gary	Sheikh, Asfand M
Bhattacharya, Sam	Haroon, Adeel	Nghiem, Michael	Sheikh, Ayaz
Bocure, Tesfaldet	Horabik, Michael	Ngo, Ricky	Stevens, Brian J
Bost, Dwayne	Kim, Kevin	Nguyen, Duc M	To, Doris H.
Chang, Vivian	Kincaid, Lester G.	Nguyen, Khanh Van	Tran, CongVan
Chen, Shin Hon	Le, Lana	Nguyen, Lee	Tran, Khai
Chin, Stephen	Le, Thanh	Nguyen, Patricia	Tran, Pablo N.
Chin, Vivian	Lee, Diane I.	Nguyen, Simon D	Tran, Tan N
Chow, Charles	Lee, John J	Odom, Curtis B	Trinh, Sonny
Dang, Hung	Li, Shi K	Panwalkar, Vineeta	Trost, William
Dao, Minh D	Malzahn, David H	Patel, Ajit	Urban, Edward F.
Eisenzopf, Reinhard J.	Mancuso, Huedung	Payne, David C.	Vo, Don N.
Eng, George	Maung, Nay	Pham, Chi	Vo, Nguyen T.
Fan, Chieh M	Mehmood, Jennifer	Phu, Phuong	Wilson, Brian
			Zeender, F.

Patent offices all over the world have agreed


Sweden
Finland
Norway
United Kingdom
Canada
Netherlands
Germany
France
United States
Spain
Israel
Mexico
South Korea
Japan
Taiwan
Singapore
Australia
New Zealand

ParkerVision has been granted patent protection for its novel inventions by patent examiners in 18 different jurisdictions around the world (~250 issued patents)

Word frequency over time also suggestive of industry adoption

Non-patent literature



# of docs containing term
35
30
25
20
15
10
5
0
Terms suggesting PV's technology
Windowed sampler/integrator
Passive mixer + cap/integrator
Charge domain
SAW-less
Variable/control duty-cycle
ParkerVision's earliest priority year
Adoption of PV technology as 3G emerges
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

Pre-adoption:

A few lexically-similar but unrelated hits

- Some content on AC/DC and DC/DC power converters
- ADC and DAC for CCD imaging circuits
- Some traditional impulse sampling down-conversion

Nascent adoption:

Growing number of on-topic documents

- Traditional mixer architectures
- Traditional impulse/voltage sampling
- Some direct hits on energy sampling

In the market:

Almost all directly on target

- Most hits directly about energy sampling

Note: Variations of these terms searched in abstracts/titles from 1) Web of Science (includes Science Citations Index): 38 million records from the nearly 9,300 journals from around the world; 2) Conference Proceedings: 4.4 million records from more than 12,00 conferences, symposia, etc. (70% of this information not covered by scientific journals); and 3) Current Contents Connect: abstracts, bibliographic information, etc. from 8,000 journals and 2,000 books. Analysis is illustrative only.

Large company abandoned its patent application because of two different ParkerVision patents

Excerpt from patent examiner's review of a large company's patent application – one example out of many

The Examiner respectfully disagrees with this statement and directs Applicant's attention to [the annotated Figure 7 below, Column 12 Lines 37-67 and Column 54 Lines 12-19]. Lines 724 does correspond to a frequency translated (i.e. oscillator 706 and information signal #2) which has been phase shifted (phase shift 708) and further is summed with the first frequency scaled signal (i.e. oscillator 706 and information signal #1). Additionally, as shown in the previous action Sorrells2 discloses the same input signal (r(t)) is multiplied with a frequency scaled signal (cos (wt)) as opposed to (sin (wt)) to achieve the I and Q signals [Figure 49D, Abstract and Column 48 Lines 14-36]. The I and Q signals of Sorrells2 can also correspond to a phase shifted (i.e. cos instead of sin) frequency translated (mixers from the cos and sin) signal.

FIG. 7
(RELATED ART)



IN PHASE/QUADRATURE PHASE MODULATION CIRCUIT
INFORMATION SIGNAL #1
714
734
718
PHASE MODULATED "I" SIGNAL
700
AMP
FILTER
PHASE MODULATOR
722
702
(OPTIONAL)
(OPTIONAL)
PHASE MODULATED I/Q SIGNAL
730
732
ANTENNA
706
710
726
738
Corresponding input signals
Frequency translating
OSCILLATOR
SUMMER
Σ
FREQUENCY MULTIPLIER (OPTIONAL)
AMP
728
(OPTIONAL)
Phase shift
708
π/2
716
736
712
724
INFORMATION SIGNAL #2
AMP
FILTER
PHASE MODULATOR
PHASE MODULATED "Q" SIGNAL
Phase shifted version of second frequency shifted signal
704
(OPTIONAL)
(OPTIONAL)
720

Claim Rejections - 35 USC § 103

1. The following is a quotation of 35 U.S.C. 103(a) which forms the basis for all obviousness rejections set forth in this Office action:

(a) A patent may not be obtained though the invention is not identically disclosed or described as set forth in section 102 of this title, if the differences between the subject matter sought to be patented and the prior art are such that the subject matter as a whole would have been obvious at the time the invention was made to a person having ordinary skill in the art to which said subject matter pertains. Patentability shall not be negatived by the manner in which the invention was made.

2. **Claims 1-20** are rejected under 35 U.S.C. 103(a) as being unpatentable over Sorrells et al (US Patent Redacted, hereinafter Sorrells, in view of Sorrells et al (US Patent Redacted hereinafter Sorrells2.

("Sorrells" refers to one of ParkerVision's ~35 RF engineers and Chief Technology Officer, David Sorrells)

Another large company forced to narrow the scope of its patent because of another ParkerVision patent

Excerpt from patent examiner's review of a large company's patent application – one example out of many

Claim Rejections - 35 USC § 102

1. The following is a quotation of the appropriate paragraphs of 35 U.S.C. 102 that form the basis for the rejections under this section made in this Office action:

> A person shall be entitled to a patent unless –
>
> (e) the invention was described in (1) an application for patent, published under section 122(b), by another filed in the United States before the invention by the applicant for patent or (2) a patent granted on an application for patent by another filed in the United States before the invention by the applicant for patent, except that an international application filed under the treaty defined in section 351(a) shall have the effects for purposes of this subsection of an application filed in the United States only if the international application designated the United States and was published under Article 21(2) of such treaty in the English language.

2. Claims 1-6, 15-22,31-39 are rejected under 35 U.S.C. 102(e) as being anticipated by Sorrells (US[redacted]).

Claims 1,17, 34,35.

Sorrells discloses a downcoverter and method (see Fig.88A) comprising;

an input for receiving a first voltage waveform (RF signal 8812),

a sampler (8802) having a control input for receiving a control signal indicative of a code (8816) to produce the first voltage waveform, for obtaining a plurality of distinct samples respectively indicative of areas under corresponding fractional-cycles of the first voltage waveform, and

a combiner (8808) for combining the samples to produce the second voltage waveform (8824).

("Sorrells" refers to one of ParkerVision's ~35 RF engineers and Chief Technology Officer, David Sorrells)

Over 800 instances in which a non-ParkerVision party "cited" ParkerVision's patents – examples only


Semiconductors
Consumer / electronics / devices
Network / infrastructure
Other (medical devices, smart energy)
Military
Telecom service provider
ParkerVision
RFMD
RENESAS
MEDIATEK
SKYWORKS
NVIDIA
ANALOG DEVICES
AMD
TEXAS INSTRUMENTS
freescale
ST
intel
MARVELL
QUALCOMM
BROADCOM.
RIM
SAMSUNG
NOKIA
Panasonic
SONY
TOSHIBA
LG
FUJITSU
PHILIPS
DELL
Microsoft
CISCO
ERICSSON
IBM
NEC
Alcatel-Lucent
SIEMENS
HITACHI
NORTEL
ONRAMP
COVIDIEN
Honeywell
L3
HARRIS
DIRECTV
Sprint
at&t

ParkerVision's patent citation network (selected companies)
Larger halo sizes indicate more citations to ParkerVision's patent portfolio

Companies citing PV are building on PV's fundamental technologies in a variety of markets


Networking & WLAN
Network
Information
Local
Caused
Level
Link
False
Transmission
Data
Capacitor
Capacitance
Tuning Service Multiple
RF capacitors
Amplifiers & RF transmit
Adjust
Transmission
Power Amplifier
Attenuated Amplitude
Correction
Supply
Phase
Error
Control
Gain
Control
Component
OFDMA / wireless
Orthogonal Frequency
Frequency Division
Division Multiplexing
Spectrum
Frequency Components
Spectrum Managing Modulated
RF filtering
Filter
Wideband
Sampling
Tetracycline Analogs
Derivative Form Bridged
Caused
Converter
Digital
Rf
Audio
Housing
Mounted
Circuit Board
Board
Connection Lines
Connection
Rfid Tags
Frequency Identify
Operative
RFID Tagging
Frame
Access
Network
Bluetooth
Tissue
Electrosurgical
Ablation
Medical
Digital
Samples
Oscillator
Mixers & local oscillators
Optical
Calculate
Amplitude
Mix
Mixer
Local Oscillator
Direct
Converter
Analog
Transistors & RF transmit
Voltage
Transistors
Characteristics
Current
Transistor
Connection
Vector
Phase
Active
Replica
Removing
Signal Distortion
Pa
Amplifier
Mobile
Envelope tracking
Envelope
Amplifier
Constant Envelope
RF for Cellular & Electronics Devices
Computer
Cellular
Digital

Source: 3LP Analysis; Thomson Innovation Themescape map which clusters patents citing PV's patents based on their semantic similarity

3LP has conducted extensive engineering analysis (one redacted example)

3LP is unable to show its large body of highly confidential engineering analyses


ParkerVision Patent [redacted]

Earliest Priority Year: [redacted]

[redacted]

One example o [redacted] Bluetooth

[redacted]

LO+
SAZ
A
X
SAZ
LO-
SA
SAZ

Fig. 1. Direct sampling mixer.

Qualcomm tested ParkerVision's technology in the late 1990s and endorsed it – extracts from public court filings

- **August 11, 1998:** "This is virtually the holy grail of RF receiver designs"
- **February 2, 1999:** "We are very impressed with the performance! We can make a phone with their parts with higher dynamic range than today's phones...the truth is Parker Vision have stumbled on something revolutionary."
- **February 4, 1999:** "This is critical technology that we must land" (Don Schrock email to Irwin and Jeff Jacobs)
- **February 5, 1999:** "These guys have invented a new radio receiver design technology that turns the conventional radio receiver design on its head"
- **March 6, 1999:** "After reading all the [prior art] references provided by Seyfi, I think PV is doing something different"
- **March 17, 1999:** Qualcomm financial model shows that a licensing deal with ParkerVision alone, according to Qualcomm, would have enabled a more than 100% increase in future Qualcomm EPS
- **March 29, 1999:** "If we do end up working with them, obviously, we want to make them feel as handicapped as possible to maximize our bargaining position."
- **May 4, 1999:** Qualcomm presentation on ParkerVision discussing "Strategic Benefits to QC" of ParkerVision's D2D technology
- **May 28, 1999:** "I think it is going to be very difficult for anybody to ever use this technique without stepping on one or more of their claims"
- **1999-2002:** Roughly 50 QCOM requests for legal advice regarding ParkerVision patents/technology
- **September 19, 2001:** "I was part of a QC team evaluating ParkerVision's D2D technology...This effort let do our development of ZIF architecture"
- **May 17, 2002:** "ParkerVision patent just issued. 89 pages long" (email by Qualcomm co-founder, Franklin Antonio)
- **May 12, 2004:** "I will set up a meeting with Chuck to go over parker vision approach and see if we can make it work"
- **2013:** The prototype chip that ParkerVision left in Qualcomm's possession in 1999, and which Qualcomm still has today, was tested. The tests showed that the ParkerVision technology worked such that the prototype chip met the necessary performance specifications for implementation in cellular phones

3LP Topics - Overview

- Substantial underlying value – data-driven approach (examples only)
- Large and growing market opportunity – "Internet of Things" ("IoT") and cellular
- Licensing and product development update

By 2020, the number of IoT units is projected to be 3-4x that of cellular…but there isn't a dominant IoT RF player yet


Billions of units – estimates only
30.0
25.0
20.0
15.0
10.0
5.0
0.0
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
26 billion units in 2020
7 billion units in 2020
IoT
Cellular

$7.1 TRILLION estimated IoT market size by 2020

Sources
Units: Gartner research; Market size: IDC research

Billions of dollars being invested in IoT

MARCH 18, 2014

Internet of Things Companies Haul In More than $1 Billion in Venture Capital in 2013

http://www.cbinsights.com/blog/internet-of-things-investing-snapshot

Google closes $3.2 billion purchase of Nest

The acquisition brings with it the Learning Thermostat and the Protect smoke and CO detector as Google looks to make its mark in the smart home.

by Lance Whitney @lancewhit / February 12, 2014 5:00 AM PST

http://www.cnet.com/news/google-closes-3-2-billion-purchase-of-nest/

12:00 pm ET
Apr 16, 2014 DEBORAH GAGE

Jasper Raises $50M at $1 Billion-Plus Valuation For Internet Of Things

http://blogs.wsj.com/venturecapital/2014/04/16/jasper-raises-50m-at-1-billion-plus-valuation-for-internet-of-things/

GoPro IPO at $24 a share, company valued at $3 billion

By Anu Passary, Tech Times | June 26, 6:43 AM

SHARE(2) TWEET(6) 0 COMMENTS

http://www.techtimes.com/articles/9224/20140626/gopro-ipo-at-24-a-share-company-valued-at-3-billion.htm

The "Internet of Things": connectivity between objects such as Bluetooth, ZigBee, Wi-Fi, etc.


Network

Examples of IoT include: connected homes, wearable devices, medical devices, gaming devices, wireless audio devices, connected cars, smart grids, and more

Radio waves working in the same space – performance needs to exceed specs of standards


Network

The advantages of ParkerVision’s technologies are exactly what the Internet of Things needs

- Reduces impact of noise and interference
- Enables high performance wireless connections (better dynamic range)
- Scales at small chip geometries (65nm, 28nm, 14nm, etc.)
- Consumes low power (improves battery life)

3LP Topics - Overview

- Substantial underlying value – data-driven approach (examples only)

- Large and growing market opportunity – "Internet of Things" ("IoT") and cellular

- Licensing and product development update

Financial Update

- Cash & Investments
  - Last Reported March 31, 2014: $25.3 MM
  - Estimated Cash Usage: $4 – $4.5 MM per quarter
    - This estimate includes anticipated costs for current litigation

- Cash Usage May be Reduced by Contingent Financing of Litigation

Summary

ParkerVision